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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 January 5, 1996 (Date of earliest event reported: November 10, 1995)



                    AMERICAN BUSINESS COMPUTERS CORPORATION
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             (Exact name of registrant as specified in its charter)

       FLORIDA                          0-14922                  59-2001203
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
incorporation or organization)        File Number)           Identification No.)


           451 KENNEDY ROAD
             AKRON, OHIO                                         44305
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(Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code:  (216) 733-2841


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         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS


        The Company hereby reports on events it deems important to its security holders:


        Effective November 10, 1995, the Company entered into a new Sales and Exclusivity Agreement with The Sherwin-Williams Company ("Sherwin-Williams"), which supersedes the Development and Manufacture Agreement dated July 27, 1992 and the L.C.R.U. Tint System Development and Manufacture Agreement dated September 14, 1993.

        Effective December 6, 1995, the Company and Sherwin-Williams agreed to terminate the Chemical Coatings Development Agreement dated October 14, 1993. The Company will rebate the research and development revenues billed to Sherwin-Williams under the original agreement.

        See the attached Exhibit I for the Sales and Exclusivity Agreement.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN BUSINESS COMPUTERS
                                        CORPORATION


Date:  January 5, 1996                  By:    GARY T. SALHANY
                                           --------------------------
                                               Gary T. Salhany
                                                  Treasurer


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                                                                  EXHIBIT I



                       SALES  AND  EXCLUSIVITY  AGREEMENT

        This Agreement is made and entered into this 10th day of November, 1995 by and between American Business Computers Corporation, a Florida corporation ("ABCC") and The Sherwin-Williams Company, an Ohio Corporation ("S-W").

                                   RECITALS:

A.      ABCC desires to manufacture and sell Tint Systems.
B.      S-W desires to purchase Tint Systems.
C.      S-W desires to develop software for Tint Systems.

        NOW, THEREFORE, in and for the consideration set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        1. DEFINITIONS. The following words shall have the definitions indicated:

            (a) S-W Software - the software programs and instructions developed by S-W for use in connection with the Tint Systems.

            (b) Tint Systems - computer controlled fluid delivery system referred to as Tint-A-Color/TD 122 and T.A.C.-C.B./TD 101 (as well as fluid delivery systems intended for use as paint colorant dispensers that are functionally equivalent thereto) minus the S-W Software. ABCC recognizes and agrees that the term "Tint-A-Color" is a trademark belonging to S-W and shall not be used on any Tint Systems sold to Third Parties.

            (c) Third Parties - companies other than ABCC and S-W who are in the business of selling architectural paint, in the United States, Canada, or Mexico.

         2. EXCLUSIVITY. ABCC agrees not to sell or license its Tint Systems (as well as fluid delivery systems intended for use as paint colorant dispensers that are functionally equivalent thereto) for resale to any paint manufacturer other than S-W, into the United States, Canada, or Mexico from the date of this Agreement until April 30, 1997.

         3. THIRD PARTY SALES. Tint Systems may be sold by S-W and ABCC to Third Parties in the United States, Canada, and Mexico. ABCC agrees to notify S-W prior to contacting any Third Party, or S-W customer. In the event that a Third Party is also a paint manufacturer, ABCC shall not have the right to sell Tint Systems to that Third Party without the express written waiver by S-W of its exclusivity rights under Paragraph 2, which waiver may be granted or denied in S-W sole discretion.


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         4.  S-W SOFTWARE SALES.  At S-W's sole discretion, not obligation, they may assist ABCC in the placement of Tint Systems to Third Parties. This assistance may include providing ABCC with certain proprietary S-W Software. The parties agree to negotiate, on a case-by-case basis, the amount of compensation due from ABCC to S-W for this assistance.

         5. TINT SYSTEMS PRICING. ABCC agrees to provide preferred pricing to S-W (see "Schedule 1").

            ABCC agrees not to sell to any other company at a price lower than the price sold to S-W for the same quantity.

         6. MANUFACTURE. ABCC shall manufacture or supervise and license a Third Party to manufacture Tint Systems for S-W until April 30, 2006. The specifications for Tint Systems in existence as of the date of this Agreement shall not be changed without the prior written permission of S-W. S-W shall have the right to approve any Third Party manufacturer and the terms and conditions of any license between ABCC and such manufacturer.

         7. RIGHT OF S-W TO MANUFACTURE. ABCC hereby grants to S-W, under ABCC's technology, and any patents pertaining thereto, the right to manufacture Tint Systems or have a Third Party of its choice manufacture Tint Systems until April 30, 2006, provided that S-W remit a royalty payment of per Tint System unit manufactured.

         8. PAYMENT AND DELIVERY TERMS. All Tint Systems shall be shipped by Manufacturer F.O.B. factory destination. Invoices for Tint Systems shall be sent at the time of shipment and shall be paid net thirty (30) days.

         9. CONFIDENTIALITY. The parties hereby acknowledge the Secrecy Agreement dated October 11, 1991, a copy of which is attached hereto as Schedule 2 and incorporated by reference herein. The parties agree that the terms and conditions of the Secrecy Agreement dated October 11, 1991 shall govern the relationship created by this Agreement. The obligations of confidentiality imposed by said Secrecy Agreement shall remain in effect until April 30, 2006.


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         10.  ASSIGNMENT.  This Agreement shall not be assigned.

         11. NOTICES. Any notice, request or other communication given hereunder shall be deemed sufficient if given by registered or certified mail, overnight courier mail or facsimile addressed to the party set forth below, and shall be deemed effective upon the date of transmittal as follows:

If to S-W:   The Sherwin-Williams Company
             101 Prospect Avenue, North West
             Cleveland, Ohio   44115
             Attention:  Vice President of Operations - Consumer Brands Division
             Facsimile Number:  216.566.3114

With a copy to: The Sherwin-Williams Company
                101 Prospect Avenue, North West
                Cleveland, Ohio   44115
                Attention:  General Counsel
                Facsimile Number:  216.566.1708

If to ABCC:  American Business Computers Corporation
             451 Kennedy Road
             Akron, Ohio   44305-4439
             Attention:  President

or at such other address or using such other methods of notice as the parties may hereafter designate in writing.

Notices requests or communications given by any other means shall not be deemed effective until actually received in writing by the addressee(s) noted above.



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         12.  ENTIRE AGREEMENT.  This Agreement, including Schedule 1 attached hereto and incorporated herein, is the entire agreement between the parties hereto with respect to the matters set forth herein. This Agreement supersedes any prior agreements, representations or understandings between the parties relating to the subject matter hereof, including the Development and Manufacture Agreement dated July 27, 1992 and the L.C.R.U. Tint System Development and Manufacture Agreement dated September 14, 1993, with the exception of the Chemical Coatings Development Agreement dated October 14, 1993 and the Secrecy Agreement attached hereto as Schedule 2. No conditions, usage of trade, course of dealing or performance, understanding, agreement or standard form may be used to vary, explain or supplement the terms and conditions of this Agreement, except to the extent that S-W shall be entitled to place orders on its standard Purchase Order and to the extent any term of such Purchase Order is inconsistent with the terms hereof, the terms hereof shall govern.

         13. AMENDMENT. This Agreement, including the Schedules attached hereto, may be modified or amended only by a written instrument executed by duly authorized representatives of each party.

         14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Ohio.


         IN WITNESS WHEREOF, the parties have entered into this Agreement effective as of the date first above written.

        THE SHERWIN-WILLIAMS                      AMERICAN BUSINESS
        COMPANY                                   COMPUTERS CORPORATION


        By: WILLIAM A. McSWAIN                     By: ROBERT A. CUTTING
           -------------------------                  ------------------------

        Title: VP Operations CBD                  Title: President
              ----------------------                    ----------------------


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